UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) June 22, 2005
BUTLER NATIONAL CORPORATION (Exact Name of Registrant as Specified in Its Charter)
Kansas (State or Other Jurisdiction of Incorporation)
0-1678 (Commission File Number)	41-0834293 (IRS Employer Identification No.)
19920 W. 161st Street, Olathe, Kansas (Address of Principal Executive Offices)	66062 (Zip Code)
913-780-9595 (Registrant's Telephone Number, Including Area Code)
Not Applicable (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events
Item 9.01	Financial Statements and Exhibits
Exhibit 99	Press release announcing Latin American success in the sale and delivery of RVSM for the Learjet 20 Series.

On June 22, 2005, Butler National Corporation issued a press release announcing that Avcon Industries, a wholly owned subsidiary has experienced a great deal of success in sales and delivery of Reduced Vertical Separation Minimums (RVSM) for the Learjet 20 Series airplanes in the Latin American market. A copy of the press release is attached as an exhibit to this Report on Form 8-K. See attached Exhibit 99.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
BUTLER NATIONAL CORPORATION (Registrant)
June 22, 2005 Date	/S/ Clark D. Stewart Clark D. Stewart (President and Chief Executive Officer)
June 22, 2005 Date	/S/ Angela D. Seba Angela D. Seba (Chief Financial Officer)